UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2008

AMERICAN COMMUNITY NEWSPAPERS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32549 (Commission File Number)	20-2521288 (IRS Employer Identification No.)

14875 Landmark Blvd., Suite 110, Addison, Texas (Address of Principal Executive Offices)	75254 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 628-4080

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2008, the board of directors of American Community Newspapers Inc. (the “Registrant”) appointed Richard D. Hendrickson, age 61, as the Registrant’s interim chief financial officer, effective on May 1, 2008.

In May 1998, Mr. Hendrickson joined the company from which the Registrant purchased its business as chief financial officer of the Minnesota newspaper group (“Minnesota Group”) and assumed the additional positions of corporate controller in October 2003 and vice president of operations for the Minnesota Group in January 2004. Mr. Hendrickson is a certified public accountant. The Registrant acquired its business on July 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2008

AMERICAN COMMUNITY NEWSPAPERS INC.
By:	/s/ Eugene M. Carr
	Name:	Eugene M. Carr
	Title:	Chairman, President and Chief Executive Officer